U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

Venture Lending & Leasing V, Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00731	14-1974295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2010 North First Street, Suite 310, San Jose, CA 95131

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (408) 436-8577

 (Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2008, Salvador O. Gutierrez resigned from the position of director of Venture Lending & Leasing V, Inc. (the “Company”), and the Board of Directors of the Company elected Maurice C. Werdegar, President of the Company, as a director of the Company to fill the vacancy created by Mr. Gutierrez’s resignation.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number

Description

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None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING V, INC.

(Registrant)

By:

/S/ Ronald W. Swenson

By:

/S/ Martin D. Eng

Ronald W. Swenson

Martin D. Eng

Chief Executive Officer

Chief Financial Officer

Date:

January 21, 2009

Date:

January 21, 2009